UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Park Lane, Suite 200

Dallas, TX 75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (832) 234-3600

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2017, certain subsidiaries of Sunoco LP, a Delaware limited partnership (the “Partnership”) entered into that certain Asset Purchase Agreement (the “Purchase Agreement”), by and among Susser Petroleum Property Company LLC, a Delaware limited liability company (“PropCo”), Sunoco Retail LLC, a Pennsylvania limited liability company (“Sunoco Retail”), Stripes LLC, a Texas limited liability company (“Stripes”), Town & Country Food Stores, Inc., a Texas corporation (“Town & Country”), MACS Retail LLC, a Virginia limited liability company (“MACS,” and, together with PropCo, Sunoco Retail, Stripes and Town & Country, referred to herein collectively as “Sellers,” and each, individually, as a “Seller”), 7-Eleven, Inc., a Texas corporation (“7-Eleven”) and SEI Fuel Services, Inc., a Texas corporation and wholly-owned subsidiary of 7-Eleven (“SEI Fuel,” and, together with 7-Eleven, referred to herein collectively as “Buyers,” and each, individually, as a “Buyer”), and, solely for the purposes referenced therein, the Partnership, Sunoco Finance Corp., a Delaware corporation (“Sunoco Finance”) and Sunoco, LLC, a Delaware limited liability company (“Sunoco, LLC” and, together with the Partnership and Sunoco Finance, referred to herein collectively as “Guarantors,” and each, individually, as a “Guarantor”). Each of the Partnership and Sunoco, LLC have guaranteed Sellers’ obligations under the Purchase Agreement and related ancillary agreements pursuant to a guarantee agreement (the “Guarantee Agreement”) entered into in connection with the Purchase Agreement.

Pursuant to the Purchase Agreement, Sellers have agreed to sell a portfolio of 1,112 company-operated retail fuel outlets in 19 geographic regions, together with ancillary businesses and related assets, including the Laredo Taco Company (the “Business”), for an aggregate purchase price of $3,305,575,000, payable in cash, plus the value of inventory at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) and the assumption of certain liabilities related to the Business by Buyers. The purchase price is subject to certain adjustments, including (i) those relating to specified items that arise during post-signing due diligence and inspections and (ii) individual properties not ultimately being acquired by Buyers due to the failure to obtain necessary third party consents or waivers or because either Buyers or Sellers exercise their respective rights, under certain circumstances, to cause a specific property to be excluded from the transaction.

The Closing is expected to occur in the second half of 2017, and is subject to the satisfaction or waiver of customary closing conditions for a transaction of this type, including the receipt of any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Purchase Agreement contains customary representations, warranties, agreements and other obligations of the parties. Sellers and Buyers have generally agreed to indemnify each other for breaches of the representations, warranties and covenants contained in the Purchase Agreement, subject to certain survival period limitations, deductibles, caps and mini baskets. In addition, Sellers have agreed to indemnify Buyers for certain liabilities, including certain environmental liabilities, related to Sellers’ ownership or operation of the Business prior to the date of the Closing (the “Closing Date”), and Buyers have agreed to indemnify Sellers for certain liabilities, including certain environmental liabilities.

The Purchase Agreement may be terminated by either the Sellers or Buyers under certain limited circumstances, including: (i) by Buyers and Sellers upon written agreement; (ii) by Buyers or Sellers if the Closing has not occurred by the nine month anniversary of the Signing Date, subject to certain extensions, as more particularly set forth in the Purchase Agreement; (iii) by Buyers or Sellers if any governmental entity enacts, issues or enters a final, non-appealable order that has the effect of prohibiting the transaction; (iv) by Buyers or Sellers if certain of the representations and warranties made by Sellers or Buyers, respectively, fail to be true and correct, subject to certain materiality qualifiers as more particularly set forth in the Purchase Agreement; and (v) by Buyers upon the fifth business day after a determination that certain specified diligence matters disclosed to Buyers resulted in or would reasonably be expected to result in losses to Buyers or otherwise have an objectively identifiable adverse impact to the Business with an aggregate value of greater than $50 million.

In connection with the Closing, Sellers and Buyers and their respective affiliates will enter into a number of ancillary agreements, including a fuel supply agreement between Sunoco, LLC and SEI Fuel.

The foregoing descriptions of the Purchase Agreement and the Guarantee Agreement are only summaries, do not purport to be complete, and are subject to, and qualified in their entirety by reference to the Purchase Agreement and the Guarantee Agreement, as applicable, and copies of which are filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01

On April 6, 2017, the Partnership issued a press release relating to the entry into the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

On April 6, 2017, the Partnership hosted a telephone conference during which the Partnership’s management discussed the Purchase Agreement and the transactions contemplated thereby. A copy of the presentation materials used in connection with the telephone conference is furnished and attached as Exhibit 99.2 hereto and is incorporated by reference herein. The presentation materials were posted in the “Investor Relations” section of the Partnership’s website prior to the telephone conference.

The information set forth herein is furnished under Item 7.01, “Regulation FD Disclosure.” This information, including the information contained in Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Relevant to Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements regarding future events. These forward-looking statements are based on the Partnership’s current plans and expectations and involve a numbers of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. For a further discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Partnership’s most recently filed Annual Report on Form 10-K and in other filings made by the Partnership with the Securities and Exchange Commission. While the Partnership may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement by and among Susser Petroleum Property Company LLC, Sunoco Retail LLC, Stripes LLC, Town & Country Food Stores, Inc., MACS Retail LLC, 7-Eleven, Inc. and SEI Fuel Services, Inc.,, and, solely for the limited purposes referenced therein, Sunoco, LP, Sunoco Finance Corp. and Sunoco, LLC, dated as of April 6, 2017.*

10.2	Guarantee Agreement by and among Sunoco LP, Sunoco, LLC, 7-Eleven, Inc. and SEI Fuel Services, dated as of April 6, 2017.

99.1	Press Release, dated as of April 6, 2017, announcing the entry into the Asset Purchase Agreement.

99.2	Investor Presentation.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Partnership may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

/s/ Thomas R. Miller
By:	Thomas R. Miller
Title:	Chief Financial Officer

Dated: April 6, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement by and among Susser Petroleum Property Company LLC, Sunoco Retail LLC, Stripes LLC, Town & Country Food Stores, Inc., MACS Retail LLC, 7-Eleven, Inc. and SEI Fuel Services, Inc.,, and, solely for the limited purposes referenced therein, Sunoco, LP, Sunoco Finance Corp. and Sunoco, LLC, dated as of April 6, 2017.*

10.2	Guarantee Agreement by and among Sunoco LP, Sunoco, LLC, 7-Eleven, Inc. and SEI Fuel Services, dated as of April 6, 2017.

99.1	Press Release, dated as of April 6, 2017, announcing the entry into the Asset Purchase Agreement.

99.2	Investor Presentation.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Partnership may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

5